================================================================


                            FORM T-1

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                    STATEMENT OF ELIGIBILITY
           UNDER THE TRUST INDENTURE ACT OF 1939 OF A
            CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE
              ELIGIBILITY OF A TRUSTEE PURSUANT TO
                SECTION 305(b)(2)           |__|

            ________________________________________

                       THE BANK OF NEW YORK
       (Exact name of trustee as specified in its charter)


       New York                                  13-5160382
   (State of incorporation                     (I.R.S. employer
if not a U.S. national bank)                  identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)            (Zip code)


            ________________________________________


                      SOVEREIGN BANCORP, INC.
       (Exact name of obligor as specified in its charter)


      Pennsylvania                                23-2453088
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                identification no.)

1130 Berkshire Boulevard
Wyomissing, Pennsylvania                               19610
(Address of principal executive offices)             (Zip code)

                     ______________________

           Guarantee of Exchange Subordinated Capital
                      Income Securities of
                    Sovereign Capital Trust I
               (Title of the indenture securities)


================================================================

1. General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Name                    Address

Superintendent of Banks of the    2 Rector Street
State of New York                 New York, N.Y.  10006, and
                                  Albany, N.Y.  12203

Federal Reserve Bank of           33 Liberty Plaza
New York                          New York, N.Y.  10045

Federal Deposit Insurance         Washington, D.C.  20429
Corporation

New York Clearing House           New York, New York  10005
Association

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4.   A copy of the existing By-laws of the Trustee.
          (Exhibit 4 to Form T-1 filed with Registration
          Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                            SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 23rd day of July, 1997.


                              THE BANK OF NEW YORK



                              By:     /S/THOMAS E. TABOR
                                   Name:  THOMAS E. TABOR
                                   Title: ASSISTANT TREASURER